SUBORDINATION AGREEMENT

THIS AGREEMENT is made and entered into this 22nd day of December, 2000, by and among PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation ("Borrower"), Ann L. Sullivan Living Trust dated September  6, 1978 ("Creditor"), each of the financial institutions that is now or that thereafter becomes a party to the Credit Agreement (as defined below) (collectively, "Lenders" and each, individually, a "Lender"), and PNC BANK, NATIONAL ASSOCIATION, as agent (in such capacity, "Agent") for the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

RECITALS

WHEREAS, Borrower is indebted to Creditor, and Borrower proposes to obtain credit or has obtained credit from Lenders pursuant to that certain Revolving Credit, Term Loan and Security Agreement, dated as of December 22, 2000, by and among Agent, Lenders and Borrower (the "Credit Agreement"); and

WHEREAS, Agent, on behalf of Lenders, has indicated that it will extend or continue credit to Borrower if certain conditions are met, including without limitation, the requirement that Creditor execute this Agreement.

NOW, THEREFORE, as an inducement to Agent and Lenders to extend or continue credit and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Indebtedness Subordinated. Creditor subordinates all Indebtedness now or at any time hereafter owing from Borrower to Creditor (including without limitation, interest thereon that may accrue subsequent to Borrower becoming subject to any state or federal debtor-relief statute) (collectively, "Junior Debt") to all Indebtedness now or at any time hereafter owing from Borrower to Agent or Lenders (collectively, "Senior Debt"). Creditor irrevocably consents and directs that all Senior Debt shall be paid in full prior to Borrower making any payment on any Junior Debt, except as provided in Section 3. Creditor will, and Agent is authorized in the name of Creditor from time to time to, execute and file such financing statements and other documents as Agent may require in order to give notice to other persons and entities of the terms and provisions of this Agreement. As long as this Agreement is in effect, Creditor will not take any action or initiate any proceedings, judicial or otherwise, to enforce Creditor's rights or remedies with respect to any Junior Debt, including without limitation, any action to enforce remedies with respect to any collateral securing any Junior Debt or to obtain any judgment or prejudgment remedy against Borrower or any such collateral, except as provided in Section 3.

      Indebtedness Defined. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrower heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower may be liable individually or jointly with others, including without limitation, obligations and liabilities that: (i) arise from notes, letters of credit issued for the account of Borrower, repurchase agreements and trust receipts; (ii) are incurred for all or any part of the purchase price of property or other assets or for the cost of property or other assets constructed or of improvements thereto; and (iii) are secured by any pledge, mortgage, lien, security interest or similar security arrangement; provided that Indebtedness shall not include regular salary obligations consistent with historical levels.

      Restriction of Payment of Junior Debt; Disposition of Payments Received by Creditor. Borrower will not make, and Creditor will not accept or receive, any payment or benefit in cash, securities (other than securities, the payment of which is subordinate, at least to the extent provided in this Agreement with respect to Junior Debt, to the payment of all Senior Debt at the time outstanding and all securities issued in exchange therefor to the holders of Senior Debt at the time outstanding) or other property, by setoff or otherwise, directly or indirectly, on account of principal, interest or any other amounts owing on any Junior Debt, except for the Michigan Real Estate (as defined below) and as otherwise provided in this Section 3. So long as no Event of Default shall have occurred and be continuing under the Credit Agreement, or in Agent's reasonable determination, if the payment to the Creditor of amounts permitted below would result in an Event of Default (notice of any of the foregoing is referred to as a "Default Notice"), Borrower may pay and, until Agent gives the undersigned written notice of the occurrence of an Event of Default, the Creditor may accept from the Borrower, the regularly scheduled payments of principal, together with accrued interest thereon, on the Junior Debt when, and in the amounts, set forth in the promissory note or other instrument evidencing the Junior Debt. Such payments shall exclude, without limitation, (a) prepayments (unless Agent has given its prior written consent in its sole discretion), (b) non-mandatory payments, (c) any payments pursuant to acceleration or pursuant to claims of breach or (d) any payments by virtue of setoff against any obligation of Creditor, any of them, or their affiliates to indemnify or make payments to the Borrower or its affiliates, including, without limitation, obligations due the Borrower under those certain Stock Purchase Agreements among the Creditor, the Borrower, and Chem-Met Services, Inc., and Chemical Conservation of Georgia, Inc., and Chemical Conservation Corporation, respectively (the "Stock Purchase Agreements"). From and after the giving of Default Notice to a Creditor, unless and until the Event of Default or other event giving rise to a Default Notice in question is cured or waived by Lender (without implying any obligation on the part of Lender to permit a cure of or to waive any such Event of Default or other event), no further payments of principal or interest shall be made to any Creditor unless and until all Senior Debt has been paid in full and all financing statements have been terminated, and unless Agent, in its reasonable discretion, gives its prior written consent, payments on the Junior Debt which accrued but were unpaid during any period commencing upon the giving of a Default Notice will not be permitted to be paid notwithstanding that a cure or waiver occurs (subject as aforesaid). Notwithstanding any rights or remedies available to any creditor under any of the Junior Debt, the Stock Purchase Agreements, applicable law or otherwise, unless and until the indefeasible satisfaction in full of all the Senior Debt, no Creditor shall, directly or indirectly, seek to collect from Borrower, or exercise rights or remedies upon an event of default under any payment in respect of Junior Debt, including, without limitation, filing an action to foreclose upon the Michigan Real Estate, filing a lis pendens against the Real Property, or any other judicial or non-judicial remedy, except that: (a) upon an event of default under any document evidencing the Junior Debt, Creditor may declare Borrower to be in default under such document evidencing the Junior Debt and accelerate the respective portion thereof (b) Creditor may defend the validity of its claims against the Borrower, and (c) Creditor may file a proof of claim with respect to its claims against the Borrower, in a manner consistent with the terms of this Agreement. If any such payment is made in violation of this Agreement, Creditor shall promptly deliver the same to Agent in the form received, with any endorsement or assignment necessary for the transfer of such payment or amounts set off from Creditor to Agent, to be either (in Agent's sole discretion) held as cash collateral securing the Senior Debt or applied in reduction of the Senior Debt in such order as Agent shall determine, and until so delivered, Creditor shall hold such payment in trust for and on behalf of, and as the property of, Lenders. As used in this Agreement, the Michigan Real Estate shall mean that certain real property described on Schedule 1 hereto (the "Real Property"), and the building and improvements, and real estate fixtures, permits and licenses to operate the building thereon (except for all tangible and intangible assets used in connection with the business of the Borrower and its affiliates, or any of them, including, without limitation, all permits and licenses to operate the business, and all trade fixtures of Borrower or its affiliates), and all vacated alleys and streets abutting said land, together with all rents and leases from third party tenants, if any, thereof (but not the accounts, chattel paper or other intangible property in which a security interest may be perfected under the Uniform Commercial Code in effect in the State of Michigan from time to time), and tenements, hereditaments, easements and appurtenances therein or thereto.

      Disposition of Evidence of Indebtedness. If there is any existing promissory note or other evidence of any Junior Debt, or if any promissory note or other evidence of Indebtedness is executed at any time hereafter with respect thereto, then Borrower and Creditor will mark the same with a legend stating that it is subject to this Agreement, and if asked to do so, will deliver a copy of the same to Agent. Creditor shall not, without Agent's prior written consent, assign, transfer, hypothecate or otherwise dispose of any claim it now has or may at any time hereafter have against Borrower at any time that any Senior Debt remains outstanding and/or Lenders remain committed to extend any credit to Borrower.

      Agreement to Be Continuing; Applies to Borrower's Existing Indebtedness and any Indebtedness Hereafter Arising. This Agreement shall be a continuing agreement and shall apply to any and all Indebtedness of Borrower to Lenders or Creditor now existing or hereafter arising, including any Indebtedness arising under successive transactions, related or unrelated, and notwithstanding that from time to time all Indebtedness theretofore existing may have been paid in full.

      Representations and Warranties; Information. Borrower and Creditor represent and warrant to Lenders that: (a) no interest in the Junior Debt has been assigned or otherwise transferred to any person or entity; and (b) Creditor has the requisite power and authority to enter into and perform its obligations under this Agreement. Creditor further represents and warrants to Lenders that Creditor has established adequate, independent means of obtaining from Borrower on a continuing basis financial and other information pertaining to Borrower's financial condition. Creditor agrees to keep adequately informed from such means of any facts, events or circumstances that might in any way affect Creditor's risks hereunder, and Creditor agrees that Lenders shall have no obligation to disclose to Creditor information or material about Borrower that is acquired by Lenders in any manner.

      Transfer of Assets or Reorganization of Borrower. If any petition is filed or any proceeding is instituted by or against Borrower under any provisions of Title 11 of the United States Code, or any other or similar law relatin g to bankruptcy, insolvency, reorganization or other relief for debtors, or generally affecting creditors' rights, or seeking the appointment of a receiver, trustee, custodian or liquidator of or for Borrower or any of its assets, any payment or distribution of any of Borrower's assets, whether in cash, securities or any other property, that would be payable or deliverable with respect to any Junior Debt, shall be paid or delivered to Agent until all Senior Debt is paid in full. Creditor grants to Agent the right to enforce, collect and receive any such payment or distribution and to give releases or acquittances therefor, and Creditor authorizes Agent as its attorney-in-fact to vote and prove the Junior Debt in any of the above-described proceedings or in any meeting of creditors of Borrower relating thereto.

      Other Agreements; No Third Party Beneficiaries. Agent shall have no direct or indirect obligations to Creditor of any kind with respect to the manner or time in which Agent exercises (or refrains from exercising) any of its rights or remedies with respect to the Senior Debt, Borrower or any of Borrower's assets. Creditor understands that there may be various agreements between Lenders and Borrower evidencing and governing the Senior Debt, and Creditor acknowledges and agrees that such agreements are not intended to confer any benefits on Creditor.

      Breach of Agreement by Borrower or Creditor. No delay, failure or discontinuance of Agent in exercising any right, privilege, power or remedy hereunder shall be deemed a waiver of such right, privilege, power or remedy; nor shall any single or partial exercise of any such right, privilege, power or remedy preclude, waive or otherwise affect the further exercise thereof or the exercise of any other right, privilege, power or remedy. Any waiver, permit, consent or approval of any kind by Agent with respect to this Agreement must be in writing and shall be effective only to the extent set forth in such writing.

      Costs, Expenses and Attorneys' Fees. If any party hereto institutes any arbitration or judicial or administrative action or proceeding to enforce any provisions of this Agreement, or alleging any breach of any provision hereof or seeking damages or any remedy, the losing party or parties shall pay to the prevailing party or parties all costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of such prevailing party's in-house counsel), expended or incurred by the prevailing party or parties in connection therewith, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Agent or any other person) relating to Borrower, Creditor or any other person or entity.

      Notices. All notices hereunder shall be in writing and shall be sufficiently given if personally delivered or mailed by first class registered or certified mail, return receipt requested, postage prepaid, and addressed, if to: (a) Creditor at 1021 Harvard, Grosse Pointe Park, Michigan 48230; (b) Borrower, to it at the address for notice to Borrower originally specified in the Agreement; (c) any holder of Senior Debt, to it at its address originally specified in the Agreement; or to such other address or addresses as the party to whom such notice is directed may have designated by like notice in writing to the other parties hereto. A notice shall be deemed to have been given when personally delivered or, if mailed, on the earlier of (i) three (3) days after the date on which it deposited in the mails, or (ii) the date on which it is received.

      Successors; Assigns; Amendment. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties. This Agreement may be amended or modified only in writing signed by all of the parties hereto; provided that the holders of sixty-six and two-thirds percent (66 2/3%) in principal amount of the Senior Debt is required to constitute the consent of Lenders.

      Obligations Joint and Several; Construction. If this Agreement is executed by more than one Creditor, it shall bind them jointly and severally. All words used herein in the singular shall be deemed to have been used in the plural where the context so requires.

      Severability of Provisions. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such waiver or other provision or any remaining provisions of this Agreement.

      Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      VENUE; WAIVER OF JURY TRIAL. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF _______________, NEW YORK OR, AT THE SOLE OPTION OF AGENT, IN ANY OTHER COURT IN WHICH AGENT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF BORROWER, CREDITOR AND LENDERS WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT THAT SUCH PARTY MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT THAT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 18. BORROWER, CREDITOR AND LENDERS HEREBY WAIVER THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER, CREDITOR AND LENDERS REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

      Headings. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning of this Agreement.

      Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all of which taken together shall constitute one and the same document.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

BORROWER:
PERMA-FIX ENVIRONMENTAL SERVICES, INC.
By: /s/ Richard T. Kelecy Print Name: Richard T. Kelecy Title: V. P.

LENDERS:
PNC BANK, NATIONAL ASSOCIATION, as Agent
By: Print Name: Title:

CREDITOR:
ANN L. SULLIVAN LIVING TRUST DATED SEPTEMBER 6, 1978
By: /s/ Ann L. Sullivan Print Name: Ann L. Sullivan Title: